EXHIBIT 10.1

Execution Version

AMENDMENT NO. 4

Dated as of May 21, 2024

among

GARRETT MOTION INC.,
as Holdings,

GARRETT LX I S.À R.L.,
as Lux Borrower,

GARRETT MOTION HOLDINGS INC.,
as U.S. Co-Borrower,

GARRETT MOTION SÀRL,
as Swiss Borrower,

The Lenders Party Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
___________________________

AMENDMENT NO. 4

This AMENDMENT NO. 4 (this “Amendment”), dated as of May 21, 2024, by and among GARRETT MOTION INC., a Delaware corporation (“Holdings”), GARRETT LX I S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg with registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register under number B225642 (the “Lux Borrower”), GARRETT MOTION HOLDINGS INC., a Delaware corporation (the “U.S. Co-Borrower” and, together with the Lux Borrower, the “Term Borrowers”), GARRETT MOTION Sàrl (f/k/a Honeywell Technologies Sàrl), a limited liability company (société à responsabilité limitée) organized under the laws of Switzerland (the “Swiss Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and each of the LENDERS party hereto. Capitalized terms used herein (including the preamble and preliminary statements hereof) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)       WHEREAS, Holdings, the Borrowers, the Lenders and Issuing Banks party thereto from time to time and the Administrative Agent are party to that certain Credit Agreement, dated as of April 30, 2021 (as amended by Amendment No. 1, dated as of January 11, 2022, Amendment No. 2, dated as of March 22, 2022 and Amendment No. 3, dated April 27, 2023, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

(2)       WHEREAS, the Term Borrowers have requested that the Dollar Initial Term Lenders agree to amend certain provisions of the Existing Credit Agreement as provided for herein (the Dollar Initial Term Loans as amended by this Amendment, the “Amended Dollar Initial Term Loans”), and each Dollar Initial Term Lender who provides a signature page (each, a “Consent”) to this Amendment substantially in the form of Exhibit A hereto (each, a “Consenting Lender” and collectively, the “Consenting Lenders”) (such Consenting Lenders constituting at least a Majority in Interest of the outstanding Dollar Initial Term Loans as of the Fourth Amendment Effective Date) has agreed to such amendments, such amendments to become effective on the Fourth Amendment Effective Date;

(3)       WHEREAS, pursuant to Section 9.02(c) of the Existing Credit Agreement, the Borrowers may, with respect to any Non-Consenting Lender (as defined below) holding outstanding Dollar Initial Term Loans on the Fourth Amendment Effective Date (as defined below), cause such Non-Consenting Lender to assign all its outstanding Dollar Initial Term Loans to one or more assignees;

(4)       WHEREAS, each Dollar Initial Term Lender who has not provided a Consent to the Administrative Agent prior to 5:00 p.m. (New York City time) on May 16, 2024 (each, a “Non-Consenting Lender” and, collectively, the “Non-Consenting Lenders”) has agreed to assign all of its outstanding Dollar Initial Term Loans to the Replacement Lender (as defined below); and

(4)       WHEREAS, (x) JPMorgan Chase Bank, N.A. (“Fourth Amendment Lead Arranger”), RBC Capital Markets, Goldman Sachs Bank USA, BNP Paribas Securities Corporation, Morgan Stanley Senior Funding, Inc., Deutsche Bank Securities Inc., Fifth Third Bank, National Association, UBS Switzerland AG, UniCredit Bank AG, Munich and Keybanc Capital Markets Inc. will each act as a joint lead arranger and joint bookrunner for this Amendment (in such capacities, including JPMorgan Chase Bank, N.A. in its capacity as Fourth Amendment Lead Arranger, collectively, the “Fourth Amendment Arrangers”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

section 1.         Replacement of Non-Consenting Lenders; Assumption by Replacement Lender.

(a)         Notwithstanding anything set forth in the Existing Credit Agreement or the Amended Credit Agreement (as defined below) to the contrary, in lieu of delivering an Assignment and Assumption, (i) each Non-Consenting Lender, upon receipt of payment in cash of an amount equal to the outstanding aggregate principal amount of its Dollar Initial Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it under the Existing Credit Agreement, hereby automatically and irrevocably, without any further action on the part of such Non-Consenting Lender, sells, delegates and assigns, without recourse, all of its Dollar Initial Term Loans and all interests, rights and obligations under the Existing Credit Agreement and the Loan Documents (each, an “Assigned Interest”) to JPMorgan Chase Bank, N.A. (in such capacity the “Replacement Lender”) and (ii) the Replacement Lender hereby agrees to purchase, at par, and to assume such Assigned Interest from each such Non-Consenting Lender, Dollar Initial Term Loans in the aggregate principal amount for all Non-Consenting Lenders set forth on Schedule 1 hereto, in each case, on the terms and conditions set forth in the Standard Terms and Conditions attached as Annex 1 to Exhibit A of the Existing Credit Agreement (Form of Assignment and Assumption), which terms and conditions are incorporated by reference herein mutatis mutandis (collectively, the “Omnibus Assignment and Acceptance”), and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Dollar Initial Term Lenders hereby agree to waive any notice requirements of the Existing Credit Agreement in connection with the Omnibus Assignment and Acceptance and, for the avoidance doubt, each party hereto (to the extent having a consent right thereto under the Existing Credit Agreement or the Amended Credit Agreement) hereby consents to such Omnibus Assignment and Acceptance in all respects;

(b)         On and after the Fourth Amendment Effective Date, all outstanding Dollar Initial Term Loans of the Non-Consenting Lenders shall become outstanding Dollar Initial Term Loans of the Replacement Lender.

(c)         The Replacement Lender hereby consents to the amendments set forth in Section 2 and the terms of the Amended Credit Agreement.

(d)         The Administrative Agent hereby (i) consents to this Amendment and (ii) agrees that no assignment fee specified in Section 9.04(b)(ii) of the Existing Credit Agreement shall be required to be paid by the Borrowers in connection with such assignment.

(e)         For the avoidance of doubt, all existing Dollar Initial Term Loans shall continue to be outstanding as Amended Dollar Initial Term Loans under the Amended Credit Agreement on and after the Fourth Amendment Effective Date, subject to the terms of this Amendment, and for the avoidance of doubt the Amended Dollar Initial Term Loans shall continue as the same Class of Term Loans as the existing Dollar Initial Term Loans for all purposes under the Amended Credit Agreement.

section 2.         Amendment. The Existing Credit Agreement is, effective as of the Fourth Amendment Effective Date, hereby amended as follows (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”):

(a)         Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

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““Fourth Amendment” means that certain Amendment No. 4, dated as of the Fourth Amendment Effective Date, among the Borrowers, Holdings, the Administrative Agent and the Lenders party thereto.”;

““Fourth Amendment Effective Date” means May 21, 2024.”;

(b)         clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

“(a) with respect to any Loan that is a Dollar Initial Term Loan, 2.75% per annum in the case of Term Benchmark Loans and 1.75% per annum in the case of ABR Loans;”;

(c)         clause (1) of the definition of “Benchmark Replacement” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

“(1) in the case of (x) any Dollar Initial Term Loan, Daily Simple SOFR and (y) any Revolving Loan denominated in dollars, Adjusted Daily Simple SOFR;”;

(d)         the definition of “Loan Documents” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, any Incremental Facility Amendment, any Refinancing Facility Agreement, any Security Document, any Acceptable Intercreditor Agreement, if any is entered into, the Global Intercompany Note, any agreement designating an additional Issuing Bank as contemplated by Section 2.05(j) and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(d) (and, in each case, any amendment, restatement, waiver, supplement or other modification to any of the foregoing) and any document designated as a Loan Document by the Administrative Agent and the Swiss Borrower.”;

(e)         the definition of “Repricing Transaction” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following immediately after the phrase “broadly syndicated Indebtedness” first appearing therein: “(solely with respect to the Dollar Initial Term Loans, to the extent that such Indebtedness is in the form of floating rate term loans issued in the same currency)”;

(f)         clause (a) of the definition of “Term SOFR Adjustment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

“(a) with respect to any Loan that is a Dollar Initial Term Loan, 0.00% per annum;”;

(g)         subclause (i) of Section 2.11(h) of the Existing Credit Agreement is hereby amended and restated as follows:

“(i) prepayments of Dollar Initial Term Loans effected on or prior to the six-month anniversary of the Fourth Amendment Effective Date with the proceeds of a Repricing Transaction in respect of such Dollar Initial Term Loans”; and

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(h)         subbclause (iii) of Section 2.11(h) of the Existing Credit Agreement is hereby amended and restated as follows:

“(iii) amendments, amendments and restatements or other modifications of this Agreement on or prior to the six-month anniversary of the Fourth Amendment Effective Date, the effect of which is a Repricing Transaction with respect to any of the Dollar Initial Term Loans”.

section 3.         Representations of the Loan Parties. Each Loan Party party hereto hereby represents and warrants to the other parties hereto on and as of the Fourth Amendment Effective Date that:

(a)         this Amendment has been duly authorized, executed and delivered by each such Loan Party and constitutes a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing, (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Foreign Subsidiaries that are not Loan Parties and (v) any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion supplied to the Administrative Agent; and

(b)         the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Fourth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

section 4.         Conditions of Effectiveness. This Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”) on which the following conditions shall have been satisfied:

(a)         The Administrative Agent (or its counsel) shall have received from each Consenting Lender (constituting holders of at least a Majority in Interest of the outstanding Dollar Initial Term Loans as of the Fourth Amendment Effective Date) by the Consent Deadline, the Replacement Lender, Holdings and each Borrower, either (x) a counterpart of this Amendment signed on behalf of such party, (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment or (z) solely in the case of a Consenting Lender, a Consent hereto executed on behalf of such Consenting Lender.

(b)         Each Non-Consenting Lender shall have been replaced (or substantially concurrently with the effectiveness of this Amendment shall be replaced) in accordance with Section 9.02(c) of the Existing Credit Agreement and pursuant to Section 1.

(c)         The Administrative Agent shall have received from the Term Borrowers, in immediately available funds, for distribution to each Dollar Initial Term Lender, the full amount of all accrued and unpaid interest and fees on all Dollar Initial Term Loans of such Dollar Initial Term Lender outstanding immediately prior to the occurrence of the Fourth Amendment Effective Date (regardless of whether then due or payable).

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(d)         The representations and warranties of each Loan Party set forth in Section 3 hereof and in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Fourth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(e)         No Default or Event of Default shall have occurred and be continuing or shall result from the transactions contemplated by this Amendment.

(f)         The Administrative Agent shall have received a certificate from a Financial Officer of Holdings, dated the Fourth Amendment Effective Date, confirming compliance with the condition set forth in Sections 4(d) and (e).

(g)         The Administrative Agent shall have received all fees payable thereto and to the Fourth Amendment Lead Arranger on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Fourth Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Loan Parties hereunder, under the Engagement Letter, dated as of May 13, 2024, by and between Holdings and the Fourth Amendment Lead Arranger or under any other Loan Document on or prior to the Fourth Amendment Effective Date.

section 5.         Consent and Affirmation of Loan Parties. Each of the Loan Parties party hereto, in its capacity as a guarantor under the Guarantee Agreement and a pledgor under the other Security Documents to which it is a party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Guarantee Agreement and the Security Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Fourth Amendment Effective Date, except that, on and after the Fourth Amendment Effective Date, each reference to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement, and (ii) confirms that, notwithstanding the effectiveness of the terms hereof, the Security Documents to which such Loan Party is a party and all of the Liens on the Collateral described therein remain in full force and effect, are not released or reduced and do, and shall continue to, secure the payment of all of the Obligations.

section 6.         Reference to and Effect on the Loan Documents.

(a)         From and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the Fourth Amendment Effective Date, this Amendment shall be a Loan Document under the Existing Credit Agreement and the Amended Credit Agreement.

(b)         The Security Documents and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit Agreement.

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Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)         The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

section 7.         Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

section 8.         Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

section 9.         Governing Law; Etc.

(a)         THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)         EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.10 AND 9.15 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

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section 10.      No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to the extent expressly modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

section 11.      Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

section 12.      Fourth Amendment Arrangers. Notwithstanding any other provision of this Amendment, the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, each Fourth Amendment Arranger is named as such for recognition purposes only, and in its capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Amendment, the Existing Credit Agreement, the Amended Credit Agreement or the other Loan Documents or the transactions contemplated hereby and thereby; it being understood and agreed that each Fourth Amendment Arranger shall be entitled to all indemnification, exculpation and reimbursement rights in favor of the Arrangers as, and to the extent, provided for under Sections 8.01(f) and 9.03 of the Amended Credit Agreement. Without limitation of the foregoing, each Fourth Amendment Arranger shall not, solely by reason of this Amendment, the Amended Credit Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other Person and to the fullest extent permitted by law, each of the Borrowers and Holdings hereby waives and releases any claims that it may have against the Fourth Amendment Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GARRETT MOTION INC., as Holdings

By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Chief Financial Officer

GARRETT LX I S.à r.l, as the Lux Borrower

By:	/s/ Anthony Lodato
	Name:	Anthony Lodato
	Title:	Class A Manager and Authorized Signatory

GARRETT MOTION HOLDINGS INC., as the U.S. Co-Borrower

By:	/s/ Jerome P. Maironi
	Name:	Jerome P. Maironi
	Title:	Secretary and Director

GARRETT MOTION Sàrl, as the Swiss Borrower

By:	/s/ Cyril Grandjean
	Name:	Cyril Grandjean
	Title:	Authorized Signatory

[Garrett Motion – Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and as the Replacement Lender

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Garrett Motion – Signature Page to Amendment No. 4]

Dollar Initial Term Lender Consents

[On file with the Administrative Agent.]